UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2012

MINDESTA INC.
(Exact name of registrant as specified in its charter)

Delaware	11-3763974
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Suite 201, 290 Picton Avenue, Ottawa, Ontario, Canada	K1Z 8P8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:(613) 241-9959

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 27, 2012, Mindesta Inc. announced that it has received assay results from its first stage stream sediment and rock sampling program on the Arapsyo, Qabri Bahar and Abdul Qadir exploration permits in the Republic of Somaliland. A copy of the Somaliland Exploration Results Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1, the contents of which are incorporated herein solely for purposes of this Item 8.01 disclosure.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Somaliland Exploration Results Press Release dated November 27, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINDESTA INC.

Date: November 27, 2012
	By:	/s/ Gregory Bowes
	Name:	Gregory B. Bowes
	Title:	Chief Executive Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Somaliland Exploration Results Press Release dated November 27, 2012